UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2015

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd. St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
(a) On April 28, 2015, we issued a press release announcing our financial results for the first quarter ended March 31, 2015. The full text of the press release is included as Exhibit 99.1 to this report. The information contained in the website cited in the press release is not a part of this report.

The information contained in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
The following exhibit relating to Item 2.02 shall be deemed to be furnished and not filed:
99.1 Press release of Centene Corporation issued April 28, 2015, as to financial results for the first quarter ended March 31, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	April 28, 2015	By:	/s/ William N. Scheffel
William N. Scheffel Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release* of Centene Corporation issued April 28, 2015, as to financial results for the first quarter ended March 31, 2015.

*	The press release is being furnished pursuant to Item 2.02, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange of 1934, as amended.